Exhibit 10.2
AMENDMENT NO.2 TO
AIRCRAFT DRY LEASE AGREEMENT
This AMENDMENT NO.2 TO THE AIRCRAFT DRY LEASE AGREEMENT (this “Amendment”) is entered in effective as of November 4, 2022, by and between STERLING2K LLC, a New York limited liability company with an address at 340 Crossways Park Drive, Woodbury, NY 11797 (“Lessor” or “Sterling”) and MSG ENTERTAINMENT GROUP, LLC, a Delaware limited liability company with an address at Two Pennsylvania Plaza, New York, New York 10121 (“Lessee” or “MSG”). Capitalized terms used but not defined elsewhere in this Amendment have the meanings assigned to them in the Aircraft Dry Lease Agreement, effective as of December 17, 2018, by and between Sterling and MSG (f/k/a MSG Sports & Entertainment, LLC) (the “Aircraft Dry Lease Agreement”).
RECITALS
WHEREAS, pursuant to Section 20 of the Aircraft Dry Lease Agreement, Sterling and MSG desire to amend the Aircraft Dry Lease Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
AMENDMENTS TO AIRCRAFT DRY LEASE AGREEMENT
Section 1.1.    The last sentence of Section 15 of the Aircraft Dry Lease Agreement is hereby amended and replaced by the following:
Routine communications may be made by e-mail to Lessor at officer@dfollc.com and to Lessee at guido.visconti@msg.com and legalnotices@msg.com or fax to Lessor at (516) 226-1155 and to Lessee at (516) 927-1101.
Section 1.2    The last sentence of Section 21 of the Aircraft Dry Lease Agreement is hereby amended by adding the following after “PDF transmission”: “or other electronic transmission service (e.g., DocuSign)”.
Section 1.3.    The last sentence of Schedule 1 of the Aircraft Dry Lease Agreement is hereby deleted and replaced in its entirety by:
Additional Rent per block hour for True-Up Hours: $4,500.
ARTICLE II
MISCELLANEOUS
Section 2.1.    Except as expressly modified and superseded by this Amendment, the Aircraft Dry Lease Agreement shall continue to be in full force and effect in accordance with its terms. After the date of this Amendment, all references to the “Aircraft Dry Lease Agreement” or phrases with similar meaning shall refer to the Aircraft Dry Lease Agreement as amended by this Amendment.
Section 2.2.    The provisions of Section 18, Section 19, Section 20 and Section 21 of the Aircraft Dry Lease Agreement shall apply mutatis mutandis to this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
LESSOR:
STERLING2K LLC
By: /s/ Dennis Javer
Name:     Dennis Javer
Title:     VP

LESSEE:
MSG ENTERTAINMENT GROUP, LLC
By: /s/ David F. Byrnes
Name:     David F. Byrnes
Title:     EVP & Chief Financial Officer